Leases	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Leases	LEASES

Master Lease. Pursuant to the Master Lease, the Tenant has leased the Company’s real estate properties from the Landlord. The Master Lease is accounted for as an operating lease and has an initial lease term of ten years with the potential to extend the term for four additional five years terms thereafter at the option of the Tenant. The Master Lease provides that any extension of its term must apply to all of the real estate under the Master Lease at the time of the extension. The Master Lease has a triple-net structure, which requires the Tenant to pay substantially all costs associated with the lease, including real estate taxes, insurance, utilities and routine maintenance, in addition to the base rent. Additionally, the Master Lease provides MGP with a right of first offer with respect to MGM Springfield, which MGP may exercise should MGM elect to sell this property in the future, and with respect to any future gaming development by MGM on the undeveloped land adjacent to Empire City.

In connection with the commencement of the third lease year on April 1, 2018, the base rent under the Master Lease increased to $695.8 million, resulting in total annual rent under the Master Lease of $770.3 million. Rent under the Master Lease consists of a “base rent” component and a “percentage rent” component. As of December 31, 2018, the base rent represents approximately 90% of the rent payments due under the Master Lease and the percentage rent represents approximately 10% of the rent payments due under the Master Lease. The base rent includes a fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease). Thereafter, the annual escalator of 2.0% will be subject to the Tenant and, without duplication, the operating subsidiary sublessees of the Tenant (the “Operating Subtenants”), collectively meeting an adjusted net revenue to rent ratio of 6.25:1.00 based on their net revenue from the leased properties subject to the Master Lease (as determined in accordance with U.S. GAAP, adjusted to exclude net revenue attributable to certain scheduled subleases and, at the Tenant’s option, reimbursed cost revenue). The percentage rent will initially be a fixed amount for approximately the first six years and will then be adjusted every five years based on the average actual annual net revenues of the Tenant and, without duplication, the Operating Subtenants, from the leased properties subject to the Master Lease at such time for the trailing five calendar-year period (calculated by multiplying the average annual net revenues, excluding net revenue attributable to certain scheduled subleases and, at the Tenant’s option, reimbursed cost revenue, for the trailing five calendar-year period by 1.4%).

In connection with the MGM National Harbor Transaction on October 5, 2017, the base rent under the Master Lease increased to $682.2 million and the percentage rent to $74.5 million, prorated for the remainder of the second lease year, resulting in total annual rent under the Master Lease of $756.7 million. As a result of this transaction, the Master Lease was amended to provide that the initial term with respect to MGM National Harbor ends on August 31, 2024. Thereafter, the initial term of the Master Lease with respect to MGM National Harbor may be renewed at the option of the Tenant for an initial renewal period lasting until the earlier of the end of the then-current term of the Master Lease or the next renewal term (depending on whether MGM elects to renew the other properties under the Master Lease in connection with the expiration of the initial 10 years term). If, however, the Tenant chooses not to renew the lease with respect to MGM National Harbor after the initial MGM National Harbor term under the Master Lease, the Tenant would also lose the right to renew the Master Lease with respect to the rest of the properties when the initial 10 years lease term ends related to the rest of the properties in 2026.
In connection with the Borgata Transaction on August 1, 2016, rent under the Master Lease increased by $100 million from the initial rent of $550 million, $90 million of which relates to the base rent for the initial term and the remaining $10 million of which relates to the percentage rent. Following the closing of the Borgata Transaction, the base rent under the Master Lease became $585 million for the initial term and the percentage rent became $65 million, prorated for the remainder of the first lease year after the Borgata Transaction.
Straight-line rental revenues from the Master Lease for the years ended December 31, 2018 and 2017 were $746.3 million and $675.1 million, respectively. The Company also recognized revenue related to tenant reimbursements and other of $123.2 million and $90.6 million for the years ended December 31, 2018 and 2017, respectively.

Straight-line rental revenues from the Master Lease for the year ended December 31, 2016 were $419.2 million. Rental revenues from the Master Lease for the year ended December 31, 2016 represents activity from the IPO Date through December 31, 2016. The Company also recognized revenue related to tenant reimbursements and other of $48.3 million for the year ended December 31, 2016.

Under the Master Lease, future non-cancelable minimum rental payments, which are the payments under the initial 10-year term and does not include the four five years renewal options and through August 31, 2024 as it relates to MGM National Harbor, are as follows as of December 31, 2018:

Year ending December 31,	(in thousands)
2019	$780,782
2020	794,907
2021	809,315
2022	757,060
2023	738,435
Thereafter	1,568,769
Total	$5,449,268

Refer to Note 1 and Note 3 for transactions that have been entered into but not yet occurred as of December 31, 2018.